Exhibit 99.1

CONTACTS:
Media:	Bill Mintz	(713) 296-7276
	Robert Dye	(713) 296-6662
	Patrick Cassidy	(713) 296 6100

Investors:	Alfonso Leon	(713) 296-6692

(Web site):	www.apachecorp.com
FOR RELEASE AT 7:15 A.M. CENTRAL TIME
APACHE REPORTS RECORD QUARTERLY PRODUCTION OF 749,000 BOE/D
Quarterly earnings exceed $1.2 billion or $3.17 per diluted share; cash flow tops $2.6 billion
Houston, August 4, 2011 — Apache Corporation (NYSE, Nasdaq: APA) reported production of 749,000 barrels of oil equivalent (boe) per day and earnings of $1.2 billion, or $3.17 per diluted share, for the three-month period ending June 30, 2011. These compare with production of 647,000 boe per day and net income of $860 million, or $2.53 per diluted share, for the same period in the prior year.
     “Apache had an outstanding quarter with record production in oil, gas, and natural gas liquids,” said G. Steven Farris, chairman and chief executive officer. “This reflects the scale and balance of our portfolio, which comes from diversity across geographic regions, gas and liquids production, and a constant focus on rate of return. We’re realizing additional value from last year’s acquisitions and pursuing opportunities for future growth at both our legacy assets and in new areas.”
     The combination of higher oil prices and record production levels resulted in record quarterly revenues for second quarter 2011. Oil and gas revenues were $4.4 billion, a 47 percent increase from revenues of $3.0 billion for the same period last year. Cash from operations before changes in operating assets and liabilities* also were a quarterly record at $2.6 billion, up 44 percent from the prior year’s $1.8 billion. Excluding certain items that management believes affect the comparability of operating results, Apache reported adjusted earnings* of $1.3 billion in second quarter 2011 compared with $834 million in the year-earlier period. On a per-share basis, adjusted earnings were $3.22 in the second quarter compared with $2.46 per diluted share in the prior-year period.
     Liquid hydrocarbons represented 49 percent of production and 78 percent of revenues. Apache benefited from higher oil prices for its international production indexed to Dated Brent benchmarks, as well as sweet crudes from the Gulf of Mexico, which continue to receive a meaningful premium per barrel compared with production benchmarked to West Texas Intermediate prices.
     On the operational and commercial front, the company has achieved several recent milestones. These include:
•	Successful bidder on nearly 515,000 acres in onshore and offshore state leases at Alaska’s Cook Inlet. The company now has approximately 800,000 acres of prospective land in the region, and a seismic survey for the area is planned over the next 12-18 months.

•	Signing of a long-term sales and purchase agreement with Tokyo Electric Power (TEPCO) for liquefied natural gas (LNG) from the Wheatstone LNG project in Western Australia. The Wheatstone partners (Apache, Chevron and a subsidiary of Kuwait Foreign Petroleum Co.) will supply TEPCO with 3.1 million metric tons per annum when the facility comes online, which will be determined at project sanction forecasted for later this year. Apache’s expected net share of LNG sales to TEPCO is equivalent to approximately 58 million cubic feet of natural gas per day.

•	Unitization of portions from four leases at the Lucius deepwater oil and gas discovery in the Gulf of Mexico, where Apache and its partners also signed an agreement that allows for joint venture processing of gas from a nearby third-party discovery.

•	Agreement to a 50-50 partnership to build additional gas processing infrastructure in the Permian Basin. A new gas processing plant will remove constraints to higher production at the Deadwood field, where Apache is currently running nearly half of its 24 rigs in the region.

•	Commencement of production from Apache’s most prolific development well in the Forties field (North Sea), which came online in excess of 12,500 barrels of oil per day. A second development well also completed in June came online at a daily rate of nearly 8,800 barrels of oil.

•	Drilling of five new field discoveries in the Faghur basin of Egypt’s Western Desert. In aggregate the wells tested at rates exceeding 12,000 barrels of oil per day and 19 million cubic feet of natural gas.
     “Our regional business model is central to our value creation,” Farris said. “It provides us with many ways to win — we’re not dependent on any single market or play. This results in more predictable, profitable long-term growth.”
     Apache Corporation is an oil and gas exploration and production company with operations in the United States, Canada, Egypt, the United Kingdom North Sea, Australia and Argentina. From time to time, Apache posts announcements, operational updates and investor information, and copies of all press releases on its Web site, www.apachecorp.com.
     *Cash from operations before changes in operating assets and liabilities and adjusted earnings are non-GAAP measures. Please see reconciliations below. For supplemental and non-GAAP information, please go to http://www.apachecorp.com/financialinfo.
-end-
     NOTE: Apache will conduct a conference call to discuss its second-quarter 2011 results at 1 p.m. Central time on Thursday, August 4. The call will be webcast from Apache’s Web site, www.apachecorp.com. The webcast replay and podcast will be archived on Apache’s Web site. The conference call will be available for delayed playback by telephone for one week beginning at approximately 3 p.m. on August 4. To access the telephone playback, dial 800-642-1687 or 706-645-9291 for international calls and provide Apache’s confirmation code, 21273208.

     This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” and similar references to future periods. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties. These risks include, but are not limited to the volatility of oil and natural gas prices, uncertainties inherent in estimating oil and natural gas reserves, drilling risks, and other risks, uncertainties and factors discussed in Apache’s 2010 Form 10-K as amended by Amendment No. 1 to our annual report on Form 10-K/A, on our Web site and in our other public filings and press releases. There is no assurance that Apache’s expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements. Unless legally required, Apache assumes no duty to update these statements as of any future date.

APACHE CORPORATION
FINANCIAL INFORMATION
(In millions, except per share data)

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
REVENUES AND OTHER:
Oil and gas production revenues	$4,355	$2,969	$8,233	$5,662
Other	(17)	3	30	(17)

	4,338	2,972	8,263	5,645

COSTS AND EXPENSES:
Depreciation, depletion and amortization	1,029	729	1,965	1,368
Asset retirement obligation accretion	38	25	75	49
Lease operating expenses	662	446	1,285	886
Gathering and transportation	73	43	149	83
Taxes other than income	255	187	419	364
General and administrative	103	84	215	171
Merger, acquisitions & transition	6	8	11	8
Financing costs, net	41	56	86	115

	2,207	1,578	4,205	3,044

INCOME BEFORE INCOME TAXES	2,131	1,394	4,058	2,601
Current income tax provision	576	339	1,219	682
Deferred income tax provision	296	195	446	354

NET INCOME	1,259	860	2,393	1,565
Preferred stock dividends	19	—	38	—

INCOME ATTRIBUTABLE TO COMMON STOCK	$1,240	$860	$2,355	$1,565

NET INCOME PER COMMON SHARE:
Basic	$3.23	$2.55	$6.14	$4.64
Diluted	$3.17	$2.53	$6.03	$4.61

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	384	338	383	337
Diluted	397	339	397	339

DIVIDENDS DECLARED PER COMMON SHARE	$0.15	$0.15	$0.30	$0.30

APACHE CORPORATION
FINANCIAL INFORMATION
(In millions)

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
CAPITAL EXPENDITURES (1):
Exploration & Development Costs
United States	$673	$321	$1,288	$618
Canada	168	162	434	365

North America	841	483	1,722	983

Egypt	284	139	477	305
Australia	156	130	318	295
North Sea	211	136	421	230
Argentina	89	57	158	94
Chile	1	4	1	14
Other International	26	—	26	—

International	767	466	1,401	938

Worldwide Exploration & Development Costs	$1,608	$949	$3,123	$1,921

Gathering, Transmission and Processing Facilities
Canada	$42	$39	$84	$72
Egypt	25	66	54	90
Australia	68	34	119	90
Argentina	4	—	4	1

Total Gathering, Transmission and Processing	$139	$139	$261	$253

Capitalized Interest	$63	$18	$123	$35

Capital Expenditures, excluding acquisitions	$1,810	$1,106	$3,507	$2,209

Acquisitions	$84	$1,028	$95	$1,033

(1)	Accrual basis

	June 30,	December 31,
	2011	2010
BALANCE SHEET DATA:
Cash and Cash Equivalents	$1,107	$134
Other Current Assets	3,793	3,346
Property and Equipment, net	39,838	38,151
Goodwill	1,032	1,032
Other Assets	759	762

Total Assets	$46,529	$43,425

Short-Term Debt	$448	$46
Other Current Liabilities	4,036	3,478
Long-Term Debt	7,404	8,095
Deferred Credits and Other Noncurrent Liabilities	7,974	7,429
Shareholders’ Equity	26,667	24,377

Total Liabilities and Shareholders’ Equity	$46,529	$43,425

Common shares outstanding at end of period	384	382

APACHE CORPORATION
FINANCIAL INFORMATION

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
PRODUCTION DATA:
OIL VOLUME — Barrels per day
Central	6,873	2,929	5,965	2,652
Permian	49,823	35,812	49,055	35,843
GOM Deepwater	6,090	1,925	5,708	2,063
GOM Shelf	44,792	44,109	45,670	43,887
GC Onshore	9,679	4,754	9,101	4,699

United States	117,257	89,529	115,499	89,144
Canada	14,408	14,561	14,555	14,447

North America	131,665	104,090	130,054	103,591

Egypt	99,634	98,495	104,230	94,642
Australia	40,573	60,680	37,663	43,978
North Sea	57,364	58,141	52,195	57,995
Argentina	9,656	9,874	9,636	9,897

International	207,227	227,190	203,724	206,512

Total	338,892	331,280	333,778	310,103

NATURAL GAS VOLUME — Mcf per day
Central	223,415	206,386	219,535	198,478
Permian	173,609	85,950	166,348	93,247
GOM Deepwater	56,673	25,588	58,620	28,902
GOM Shelf	349,697	300,572	349,273	297,289
GC Onshore	76,889	56,390	75,500	55,445

United States	880,283	674,886	869,276	673,361
Canada	636,718	339,611	639,707	326,646

North America	1,517,001	1,014,497	1,508,983	1,000,007

Egypt	358,870	388,367	365,157	375,249
Australia	179,582	203,147	181,243	205,209
North Sea	2,367	2,516	2,135	2,540
Argentina	215,203	183,028	201,722	168,953

International	756,022	777,058	750,257	751,951

Total	2,273,023	1,791,555	2,259,240	1,751,958

NGL VOLUME — Barrels per day
Central	707	500	747	496
Permian	12,824	6,475	11,092	3,977
GOM Deepwater	430	410	777	529
GOM Shelf	5,731	3,417	6,067	3,304
GC Onshore	2,111	1,076	1,851	1,068

United States	21,803	11,878	20,534	9,374
Canada	5,998	1,996	6,270	1,866

North America	27,801	13,874	26,804	11,240

Egypt	(24)	—	101	—
Argentina	3,014	3,118	3,035	3,204

International	2,990	3,118	3,136	3,204

Total	30,791	16,992	29,940	14,444

BOE per day
Central	44,816	37,827	43,301	36,228
Permian	91,582	56,612	87,872	55,362
GOM Deepwater	15,965	6,600	16,255	7,409
GOM Shelf	108,806	97,622	109,949	96,739
GC Onshore	24,604	15,228	23,536	15,008

United States	285,773	213,889	280,913	210,746
Canada	126,526	73,159	127,443	70,753

North America	412,299	287,048	408,356	281,499

Egypt	159,422	163,223	165,190	157,184
Australia	70,503	94,538	67,870	78,179
North Sea	57,758	58,560	52,551	58,418
Argentina	48,537	43,497	46,291	41,260

International	336,220	359,818	331,902	335,041

Total	748,519	646,866	740,258	616,540

APACHE CORPORATION
FINANCIAL INFORMATION

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
PRICING DATA:
AVERAGE OIL PRICE PER BARREL
Central	$97.06	$74.20	$93.81	$74.66
Permian	98.28	73.95	93.60	74.50
GOM Deepwater	110.91	76.35	104.74	76.33
GOM Shelf	114.29	76.91	106.46	76.89
GC Onshore	109.56	77.51	104.06	77.70
United States (1)	98.41	74.20	94.15	74.26
Canada	102.42	70.87	94.78	73.10
North America (1)	98.85	73.73	94.22	74.10
Egypt (1)	115.26	76.08	111.05	76.27
Australia (1)	115.18	74.42	110.92	74.58
North Sea (2)	108.44	78.78	105.06	76.58
Argentina	65.58	55.41	62.99	56.60
International (1, 2)	111.04	75.43	107.22	75.05
Total (1, 2)	106.31	74.89	102.15	74.74

AVERAGE NATURAL GAS PRICE PER MCF
Central	$4.70	$4.23	$4.56	$4.95
Permian	5.25	4.76	5.13	6.03
GOM Deepwater	4.53	3.97	4.31	4.65
GOM Shelf	4.65	4.49	4.59	5.12
GC Onshore	4.76	4.43	4.64	5.04
United States (1)	5.05	5.11	4.99	5.58
Canada (1)	4.71	4.51	4.63	4.88
North America (1)	4.91	4.91	4.84	5.35
Egypt	4.79	3.51	4.61	3.54
Australia	2.74	2.22	2.62	2.22
North Sea	26.41	17.15	23.72	17.73
Argentina	2.74	1.88	2.48	2.01
International	3.79	2.83	3.61	2.88
Total (1)	4.54	4.01	4.43	4.29

AVERAGE NGL PRICE PER BARREL
Central	$61.18	$38.87	$54.45	$44.40
Permian	52.09	37.73	49.34	38.96
GOM Deepwater	65.10	35.37	45.31	46.86
GOM Shelf	50.31	42.77	46.16	48.22
GC Onshore	59.69	52.43	58.05	53.62
United States	52.91	40.48	49.22	44.63
Canada	46.63	35.76	43.25	37.97
North America	51.56	39.80	47.82	43.52
Egypt	43.53	—	65.73	—
Argentina	27.64	25.68	29.08	30.23
International	27.51	25.68	30.26	30.23
Total	49.22	37.21	45.98	40.58

(1)	Prices reflect the impact of financial derivative hedging activities.

(2)	Prices reflect the impact of the North Sea fixed-price oil sales contract.

APACHE CORPORATION
FINANCIAL INFORMATION
(In millions, except per share data)
NON-GAAP FINANCIAL MEASURES:
Reconciliation of income attributable to common stock to adjusted earnings:
The press release discusses Apache’s adjusted earnings. Adjusted earnings exclude certain items that management believes affect the comparability of operating results and are meaningful for the following reasons:
•	Management uses adjusted earnings to evaluate the company’s operational trends and performance relative to other oil and gas producing companies.

•	Management believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust reported company earnings for items that may obscure underlying fundamentals and trends.

•	The reconciling items below are the types of items management believes are frequently excluded by analysts when evaluating the operating trends and comparability of the company’s results.

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
Income Attributable to Common Stock (GAAP)	$1,240	$860	$2,355	$1,565

Adjustments:
Foreign currency fluctuation impact on deferred tax expense	19	(31)	31	(25)
Merger, acquisitions & transition, net of tax	3	5	7	5

Adjusted Earnings (Non-GAAP)	$1,262	$834	$2,393	$1,545

Net Income per Common Share — Diluted (GAAP)	$3.17	$2.53	$6.03	$4.61

Adjustments:
Foreign currency fluctuation impact on deferred tax expense	0.04	(0.09)	0.07	(0.07)
Merger, acquisitions & transition, net of tax	0.01	0.02	0.02	0.02

Adjusted Earnings Per Share — Diluted (Non-GAAP)	$3.22	$2.46	$6.12	$4.56

Reconciliation of net cash provided by operating activities to cash from operations before changes in operating assets and liabilities:
The press release discusses Apache’s cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company’s ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.
The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
Net cash provided by operating activities	$2,745	$1,931	$4,724	$3,085
Changes in operating assets and liabilities	(106)	(97)	158	318

Cash from operations before changes in operating assets and liabilities	$2,639	$1,834	$4,882	$3,403